Sales Contract

Party A: Tianjin Joway Textile Co., Ltd.

Party B: Shenyang Joway Industrial Development Co., Ltd.

Party A and Party B have reached an agreement through friendly consultation to conclude the following contract.

1. Party A agrees to buy the undermentioned goods on the terms and conditions stated below:

Name of Commodity	Specifications	Quantity	Unit Price	Total Value
Tourmaline products		Refer to list

Amount：NINE HUNDRED AND THIRTY TWO THOUSAND NINE HUNDRED AND FOURTEEN YUAN AND FORTY FEN

2. Rights, interests and obligations of each party
(1) Through the friendly negotiation of both sides, Party A shall pay by installments during the production operational process.
(2)  Party B shall deliver all the goods within five working days upon signing the contract.
(3)  Upon the acceptance of the goods by Party A, Party B shall provide added value tax invoice to Party A.
(4)  Party B will be responsible for the quality of goods he provided.

3. Matters not mentioned herein，if any，may be friendly negotiated by the parties hereto. In case the agreement cannot be reached, any party may summit the dispute to the exclusive jurisdiction of a competent court of jurisdiction over the matter.
4. This contract is executed in duplicate, one for each, and shall enter into force after being signed and sealed by both parties.

Party A:
Representative:
Stamped: Tianjin Joway Textile Co., Ltd.
Dec. 20, 2009

Party B:
Representative:
Stamped: Shenyang Joway Industrial Development Co., Ltd.
Dec. 20, 2009

Sales Contract

Party A: Tianjin Joway Textile Co., Ltd.

Party B: Shenyang Joway Industrial Development Co., Ltd.

Party A and Party B have reached an agreement through friendly consultation to conclude the following contract.

1. Party A agrees to buy the undermentioned goods on the terms and conditions stated below:

Name of Commodity	Specifications	Quantity	Unit Price	Total Value
Tourmaline products		Refer to list

Amount： ONE HUNDRED AND EIGHTY SEVEN THOUSAND ONE HUNDRED AND THIRTY FIVE YUAN AND TWENTY NINE FEN

2. Rights, interests and obligations of each party
(1) Through the friendly negotiation of both sides, Party A shall pay by installments during the production operational process.
(2)  Party B shall deliver all the goods within five working days upon signing the contract.
(3)  Upon the acceptance of the goods by Party A, Party B shall provide added value tax invoice to Party A.
(4)  Party B will be responsible for the quality of goods he provided.

3. Matters not mentioned herein，if any，may be friendly negotiated by the parties hereto. In case the agreement cannot be reached, any party may summit the dispute to the exclusive jurisdiction of a competent court of jurisdiction over the matter.
4. This contract is executed in duplicate, one for each, and shall enter into force after being signed and sealed by both parties.

Party A:
Representative:
Stamped: Tianjin Joway Textile Co., Ltd.
Jan. 15th, 2009

Party B:
Representative:
Stamped: Shenyang Joway Industrial Development Co., Ltd.
Jan. 15th, 2009

Sales Contract

Party A: Tianjin Joway Textile Co., Ltd.

Party B: Shenyang Joway Industrial Development Co., Ltd.

Party A and Party B have reached an agreement through friendly consultation to conclude the following contract.

1. Party A agrees to buy the undermentioned goods on the terms and conditions stated below:

Name of Commodity	Specifications	Quantity	Unit Price	Total Value
Tourmaline products		Refer to list

Amount：FOUR HUNDRED AND TEN THOUSAND YUAN ONLY

2. Rights, interests and obligations of each party
(1) Through the friendly negotiation of both sides, Party A shall pay by installments during the production operational process.
(2)  Party B shall deliver all the goods within five working days upon signing the contract.
(3)  Upon the acceptance of the goods by Party A, Party B shall provide added value tax invoice to Party A.
(4)  Party B will be responsible for the quality of goods he provided.

3. Matters not mentioned herein，if any，may be friendly negotiated by the parties hereto. In case the agreement cannot be reached, any party may summit the dispute to the exclusive jurisdiction of a competent court of jurisdiction over the matter.
4. This contract is executed in duplicate, one for each, and shall enter into force after being signed and sealed by both parties.

Party A:
Representative:
Stamped: Tianjin Joway Textile Co., Ltd.
Dec. 15, 2008

Party B:
Representative:
Stamped: Shenyang Joway Industrial Development Co., Ltd.
Dec. 15, 2008